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                                                                  EXHIBIT 10.02

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                               FIRST AMENDMENT TO
                              KEEP-WELL AGREEMENT

                          Dated as of March 30, 2001


                      (amending the Keep-Well Agreement
                                 dated as of
                             February 26, 1998)

                                     by

                      LONDON CLUBS INTERNATIONAL, PLC,
                    THE TRUST UNDER ARTICLE SIXTH UNDER
                         THE WILL OF SIGMUND SOMMER
                        ALADDIN BAZAAR HOLDINGS, LLC

                                    and

                           ALADDIN HOLDINGS, LLC
                              as the Sponsors,

                                    and

                         THE BANK OF NOVA SCOTIA,
        as the Administrative Agent for various financial institutions as the Lenders,

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                   FIRST AMENDMENT TO KEEP-WELL AGREEMENT

     THIS FIRST AMENDMENT TO KEEP-WELL AGREEMENT (this "FIRST AMENDMENT TO KEEP-WELL AGREEMENT") dated as of March 30, 2001, by and among LONDON CLUBS INTERNATIONAL, PLC, a company registered in England and Wales under company number 2862479 ("LCI"), THE TRUST UNDER ARTICLE SIXTH UNDER THE WILL OF SIGMUND SOMMER (the "TRUST"), ALADDIN BAZAAR HOLDINGS, LLC a Nevada limited-liability company ("ABH") and ALADDIN HOLDINGS, LLC, a Delaware limited liability company ("AHL"); AHL, ABH, the Trust and LCI are individually called a "SPONSOR" and collectively called the "SPONSORS") and THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor thereto in such capacity, the "ADMINISTRATIVE AGENT") for the various financial institutions as are or may become parties hereto (individually, a "LENDER", and collectively, the "LENDERS".)

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                             W I T N E S S E T H

     WHEREAS, pursuant to a Credit Agreement, dated as of February 26, 1998, (together with that certain First Amendment to Credit Agreement dated as of January 29, 1999, that certain Second Amendment to Credit Agreement dated as of April 5, 1999, effective as of March 10, 1999, that certain Third
Amendment to Credit Agreement dated as of June 2, 2000, that certain Fourth Amendment to Credit Agreement dated as of July 27, 2000, that certain Fifth Amendment to Credit Agreement dated as of December 29, 2000 and that certain Sixth Amendment to Credit Agreement (the "SIXTH AMENDMENT TO CREDIT
AGREEMENT") of even date herewith and all other amendments and other modifications from time to time hereinafter made thereto, the "CREDIT AGREEMENT"), among Aladdin Gaming, LLC, a Nevada limited-liability company
(the "BORROWER"), the Lenders and the Administrative Agent, Merrill Lynch Capital Corporation, as the syndication agent (together with any successor thereto in such capacity, the "SYNDICATION AGENT"), and CIBC Oppenheimer Corp., as the documentation agent (together with any successor thereto in such capacity, the "DOCUMENTATION AGENT"), the Lenders have extended Commitments to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower; and

     WHEREAS, the Borrower has requested the Lenders to enter into the Sixth Amendment to Credit Agreement; and

     WHEREAS, LCI, ABH, and AHL executed and delivered a Keep-Well Agreement (the "KEEP-WELL AGREEMENT") in favor of the Lenders and the Administrative Agent dated as of February 26, 1998 pursuant to which the LCI, ABH and AHL agreed, INTER ALIA, to perform the obligations set forth in the Keep-Well Agreement and certain subsidiaries of LCI (the "SUBSIDIARY GUARANTORS") have agreed to fully and unconditionally guarantee the payment of LCI's obligations under the Keep-Well Agreement pursuant to a guaranty agreement dated February 26, 1998 (the "LCI SUBSIDIARY GUARANTY"); and

     WHEREAS, the Trust executed and delivered a Joinder Agreement and Consent (the "JOINDER AGREEMENT") in favor of the Lenders and the Administrative Agent dated as of July 27, 2000 pursuant to which the Trust agreed to become a Sponsor under the Keep-Well Agreement; and

     WHEREAS, the Borrower has requested the Sponsors to enter into certain amendments to the Keep-Well Agreement; and

     WHEREAS, the Sponsors have duly authorized the execution, delivery and performance of this First Amendment to Keep-Well Agreement and the Subsidiary Guarantors have duly authorized the execution, delivery and performance of a ratification, reaffirmation and consent agreement (the "RATIFICATION OF LCI SUBSIDIARY GUARANTY") with respect to the Subsidiary Guaranty, an executed counterpart of which is annexed hereto (the LCI Subsidiary Guaranty, together with the Ratification of LCI Subsidiary Guaranty and all other amendments and other modifications from time to time hereafter made thereto, the "SUBSIDIARY GUARANTY"); and

     WHEREAS, it is in the best interests of the Sponsors to execute this First Amendment to Keep-Well Agreement and the Subsidiary Guarantors to execute the Ratification of LCI Subsidiary Guaranty inasmuch as the Sponsors and the Subsidiary Guarantors have and will continue to derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement; and

     WHEREAS, each of the parties hereto is willing, on the terms and subject to the conditions hereinafter set forth, to so amend the Keep-Well Agreement upon the terms and conditions set forth below.

    NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follow:

                                   ARTICLE I
                                   AMENDMENT

     SECTION 1.1. AMENDMENTS. The parties hereto hereby agree that provided each of the Sponsors has delivered an opinion of counsel which conforms to the requirements of CLAUSE (h) OF SECTION 3.1 and which expressly provides, in relevant part, that no approval is required under

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the "GECC FACILITIES AGREEMENT" (as defined in the Second Amendment to Credit
Agreement), the "GECC INTERCREDITOR AGREEMENT" (as defined in the Second Amendment to Credit Agreement) or the "DISCOUNT NOTE INDENTURE" (as defined in the Credit Agreement; each capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement) for the amendments set forth below, the following amendments shall be made to the Keep-Well Agreement.

     The definition of "Keep-Well Termination Date" set forth in SECTION 1 of the Keep-Well Agreement shall be deleted in its entirety and the following definition of "KEEP-WELL TERMINATION DATE" shall be substituted in its place:

               "`KEEP-WELL TERMINATION DATE' shall mean the earliest of (i) the day on which full and indefeasible payment of the Obligations of the Borrower under the Credit Agreement has been made to reduce the Commitments of the Lenders thereunder to $145,000,000 or less, (ii) the last day of the period of six consecutive fiscal quarters from and after the Conversion Date during which the Borrower shall have satisfied each of the financial covenants set forth in the Credit Agreement (without giving effect to the Sixth Amendment to Credit Agreement or to any other amendment of the Credit Agreement which became effective prior to the date of the Sixth Amendment to Credit Agreement or to any payments to or investments by the Sponsors in or for the benefit of the Borrower), (iii) the date on which both of the following shall have been satisfied: (a) construction of the Aladdin Hotel and Casino and renovation of the Theater has been completed in accordance with all terms of the Credit Agreement and (b) the Commitments and the aggregate outstanding principal amount of the Obligations under the Credit Agreement shall have been reduced to an amount not in excess of the amount specified for such date on SCHEDULE 1 hereto, (iv) the date on which the Sponsors shall have made full payment of the Accelerated Payment Amount described under SECTION 4 below or (v) in the case of LCI only, the date on which it shall have made full payment of the Accelerated Payment Amount described under
               SECTION 13 below."

     The definition of "KEEP-WELL REDUCTION DATE" set forth in SECTION 1 of the Keep-Well Agreement shall be deleted in its entirety and the following definition of "KEEP-WELL REDUCTION DATE" shall be substituted in its place:

      "`KEEP-WELL REDUCTION DATE' shall mean March 31, 2002.'"

     SCHEDULE 4 to the Keep-Well Agreement shall be amended by replacing the phrase "ABH Ownership: 50% Member" which appears under the heading entitled "ABH's Subsidiaries" with the phrase: "ABH Ownership: 35.36%".

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                                 ARTICLE II

                            CERTAIN CONFIRMATIONS

     SECTION 2.1. CONFIRMATION BY THE SPONSORS. The Sponsors acknowledge and agree that the Borrower is obligated to perform its covenants under Section
7.2.4 of the Credit Agreement commencing with the fiscal quarter which ended on December 31, 2000 whether or not the Sixth Amendment to Credit Agreement becomes effective in accordance with the terms thereof. The Sponsors agree that, except for the adjustment of the covenant levels in Section 7.2.4 of the Credit Agreement as set forth in the Sixth Amendment to Credit Agreement, their obligations under the Keep-Well Agreement are not amended, modified or affected by any amendment, modification or waiver of any provision of the Credit Agreement after the Closing Date.

     SECTION 2.2. CONFIRMATION BY THE ADMINISTRATIVE AGENT. The Borrower has advised the Sponsors and the Administrative Agent that the Borrower does not expect to comply with the Minimum Fixed Charge Coverage Ratio specified in the Credit Agreement (without giving effect to any amendment of the Credit Agreement after the Closing Date) for the period commencing on August 18, 2000 and ending on December 31, 2000 (the "YEAR 2000 OPERATING PERIOD"). Based upon the Borrower's projections for the Year 2000 Operating Period, the Sponsors expect to make a Cash Equity Contribution to the Borrower in the amount of U.S. $12,000,000 (the "PROJECTED CASH EQUITY CONTRIBUTION") which, when added to the Borrower's EBITDA for the Year 2000 Operating Period, will result in the Borrower being in compliance with the Minimum Fixed Charge Coverage Ratio for the Year 2000 Operating Period. On January 31, 2001, LCI made a Cash Equity Contribution to the Borrower in the amount of U.S. $5,000,000 as a partial funding the Projected Cash Equity Contribution. the Sponsors and the Administrative Agent agree that such $5,000,000 partial funding by LCI will be applied against LCI's obligations under the Keep-Well Agreement and will be deemed to be a payment made by LCI pursuant to the Keep-Well Agreement and not pursuant to the Completion Guaranty.

                                  ARTICLE III

                     CONDITIONS PRECEDENT AND COVENANT

     SECTION 3.1. CONDITIONS TO EFFECTIVENESS. The amendments in SECTION 1.1 shall become effective on the date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied.

           (a) EXECUTION OF DOCUMENTS. The Administrative Agent shall have received counterparts of (i) this First Amendment to Keep-Well Agreement executed by an Authorized Representative of the parties hereto, (ii) the Ratification of LCI Subsidiary Guaranty executed by the Authorized Representatives of the Subsidiary Guarantors and LCI,
      (iii) the Sixth Amendment to Credit Agreement executed by Authorized

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     Representatives of the Borrower and the Administrative Agent and the
     Required Lenders together with all documents required thereby and (iv) all documentation required by SECTION 5.1 of the Sixth Amendment to Credit Agreement.

           (b) SIXTH AMENDMENT TO CREDIT AGREEMENT. The Sixth Amendment to Credit Agreement shall become effective in accordance with its terms.

           (c) INCUMBENCY, ETC. The Administrative Agent shall have received (with copies for each Lender) a certificate, dated as of the Effective Date, of an Authorized Representative of each Sponsor certifying.

                (i) as to the incumbency and signatures of the Person or Persons authorized to execute and deliver this First Amendment to Keep-Well Agreement and any instruments or agreements required hereunder.

                (ii) as to an attached copy of one or more resolutions or other authorizations of the Sponsors certified by the Authorized Representative of each such Sponsor as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this First Amendment to Keep-Well Agreement and any instruments or agreements required hereunder, and

                (iii) that the Organizational Documents of such Sponsor have not been modified since the date on which they were last delivered to the Administrative Agent.

      upon which certificate the Administrative Agent and the Lenders (collectively, the "FINANCING PARTIES") may conclusively rely until the Administration Agent has received a further certificate of an Authorized Representative of such Sponsor cancelling or amending such prior certificate.

           (c) FEES. All reasonable fees and costs and expenses of Mayer, Brown & Platt and other professionals employed by the Administrative Agent and all other reasonable expenses of the Administrative Agent in connection with the negotiation, execution and delivery of this First Amendment to Keep-Well Agreement and the transactions contemplated herein shall have been paid in full.

           (d) SATISFACTORY LEGAL FORM. Each Financing Party and its counsel shall have received all information, approvals, opinions, documents or instruments as each Financing Party or its counsel may have reasonably requested, and all documents executed or submitted pursuant hereto by or on behalf of each Sponsor shall be satisfactory in form and substance to each Financing Party and its counsel.

           (e) DEFAULT. After giving effect to the Sixth Amendment to Credit Agreement the following statements shall be true and correct: (i) to the best knowledge of each Sponsor, no act or condition exists which, with the giving of notice or passage of time would constitute a "DEFAULT" or "EVENT OF DEFAULT" (as defined in the Credit Agreement, the GECC Facilities Agreement and Discount Note Indenture) has occurred and is continuing as of the date hereof and (ii) no material adverse change in (A) the financial condition, business, property, prospects or ability of the Sponsor or the Borrower to perform in all material respects its respective obligations under any Operative Document or any of the documents evidencing and securing the FF&E Financing to which it is a party or (B) the financial condition, business, property, prospects and ability of any other Aladdin Party or, to the best knowledge of such Sponsor, LCNI to perform in all material respects its obligations under any Operative Document to which it is a party has occurred since the Closing Date.

           (f) CONSENTS AND APPROVALS. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Instrumentality or another Person, or by or from any trustee (including, without limitation, GECC and the Discount Note Indenture Trustee) or holder of any indebtedness or obligation of the Borrower or the Sponsor, that are necessary or, in the reasonable opinion of the Administrative Agent, advisable in connection with the execution, delivery and performance of this First Amendment to Keep-Well Agreement by all parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall be been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance satisfactory to the Administrative Agent.

           (g) DELIVERY OF FIRST AMENDMENT TO KEEP-WELL AGREEMENT. The Sponsor shall have delivered this First Amendment to Keep-Well Agreement to all Persons entitled thereto under the Operative Documents to receive delivery hereof.

           (h) OPINIONS. The Administrative Agent shall have received such opinions of counsel as it deems necessary, dated as of the Effective Date and addressed to the Administrative Agent and the Lenders which shall be in form and substance satisfactory to the Administrative Agent.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     In order to induce each Financing Party to enter into this First Amendment to Keep-Well Agreement, each Sponsor, as to itself, reaffirms, as of the Effective Date, its representations and warranties contained in the Keep-Well Agreement (as amended by this First Amendment to

Keep-Well Agreement) and additionally represents and warrants, as to itself, unto each Financing Party as set forth in this ARTICLE IV.

     SECTION 4.1. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by each Sponsor of this First Amendment to Keep-Well Agreement and each other document executed or to be executed by it in connection with this First Amendment to Keep-Well Agreement are within such Sponsor's powers, have been duly authorized by all necessary action, and do not

              (a)  contravene such Sponsor's Organizational Documents;

              (b) contravene any contractual restriction binding on or affecting such Sponsor;

              (c) contravene any court decree or order or Legal Requirement binding on or affecting such Sponsor, or

              (d) result in, or require the creation or imposition of, any Lien on any of such Sponsor's properties except as expressly contemplated by the Operative Documents,

and the Financing Parties may conclusively rely on such representation and warranty.

     SECTION 4.2. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Sponsor of this First Amendment to Keep-Well Agreement or any other document to be executed by it in connection with this First Amendment to Keep-Well Agreement.

     SECTION 4.3. VALIDITY, ETC. This First Amendment to Keep-Well Agreement constitutes the legal, valid and binding obligations of the Sponsors enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and by general principles of equity.

     SECTION 4.4. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Keep-Well Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and modifications set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment or modification of any other term or provision of the Keep-Well Agreement or other Instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Agents, the Lenders, GECC or the Discount Note Indenture Trustee.

     SECTION 4.5. OFFSETS AND DEFENSES. The Sponsors have no offsets or defenses to their obligations under the Loan Documents to which they are a party and no claims or counterclaims against any of the Agents or the Lenders.

                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS

     SECTION 5.1 RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This First Amendment to Keep-Well Agreement shall be deemed to be amendment to the Keep-Well Agreement and the Keep-Well Agreement, as amended by this First Amendment to Keep-Well Agreement, shall continue in full force and effect and is hereby ratified, approved and confirmed in each and every respect. All references to the Keep-Well Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Keep-Well Agreement, as amended by this First Amendment to Keep-Well Agreement.

     SECTION 5.2. HEADINGS. The various headings of this First Amendment to Keep-Well Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment to Keep-Well Agreement or any provisions hereof.

     SECTION 5.3 APPLICABLE LAW. THIS FIRST AMENDMENT TO KEEP-WELL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT TO KEEP-WELL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE.

     SECTION 5.4. CROSS-REFERENCES. References in this First Amendment to Keep-Well Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this First Amendment to Keep-Well Agreement.

     SECTION 5.5. OPERATIVE DOCUMENT. This First Amendment to Keep-Well Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 5.6. SUCCESSORS AND ASSIGNS. This First Amendment to Keep-Well Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 5.7. COUNTERPARTS. This First Amendment to Keep-Well Agreement may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Keep-Well Agreement as of the day and year first above written.

                                       ALADDIN BAZAAR HOLDINGS, LLC

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       ALADDIN HOLDINGS, LLC

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       THE TRUST UNDER ARTICLE SIXTH
                                       UNDER THE WILL OF SIGMUND SOMMER

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title: Trustee


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title: Trustee


                                       LONDON CLUBS INTERNATIONAL PLC

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       THE BANK OF NOVA SCOTIA, as the
                                       Administrative Agent

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title: